UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: May 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

MAY 31, 2006

Legg Mason Partners

Intermediate Maturity

New York Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Intermediate Maturity

New York Municipals Fund

Semi-Annual Report  •  May 31, 2006

What’s

Inside

Fund Objective

The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes* and New York State and New York City personal income taxes as is consistent with the preservation of principal.

*	Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief

Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment was 4.6% in May, its lowest rate since July 2001.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 16 consecutive times, bringing the federal funds rateiii from 1.00% to 5.00%. Coinciding with its latest rate hike in May 2006, the Fed said that the “extent and timing” of further increases would depend on future economic data. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

Both short- and long-term yields rose over the reporting period. During the six months ended May 31, 2006, two-year Treasury yields increased from 4.42% to 5.04%. Over the same period, 10-year Treasury yields moved from 4.49% to 5.12%. Short-term rates rose in concert with the Fed’s repeated tightening, while long-term rates rose on fears of mounting inflationary pressures. Looking at the municipal market, yields of both two- and 10-year securities also rose over the reporting period.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         I

Performance Review

For the six months ended May 31, 2006, Class A shares of the Legg Mason Partners Intermediate Maturity New York Municipals Fund, excluding sales charges, returned 2.02%. These shares outperformed the Fund’s unmanaged benchmarks, the Lehman Brothers 5-Year Municipal Bond Indexiv and the Lehman Brothers 7-Year Municipal Bond Index,v which returned 1.08% and 1.15%, respectively, for the same period. The Fund’s former benchmark, the Lehman Brothers Municipal Bond Indexvi, returned 1.52% over the reporting period. The Lipper New York Intermediate Municipal Debt Funds Category Average1 increased 1.02% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of May 31, 2006 (excluding sales charges) (unaudited)

6 months

Intermediate Maturity New York Municipals Fund — Class A Shares	2.02%

Lehman Brothers 5-Year Municipal Bond Index	1.08%

Lehman Brothers 7-Year Municipal Bond Index	1.15%

Lehman Brothers Municipal Bond Index	1.52%

Lipper New York Intermediate Municipal Debt Funds Category Average	1.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.74%, Class C shares returned 1.58% and Class O shares returned 1.90% over the six months ended May 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yield for Class A shares, Class B shares, Class C shares and Class O shares was 3.50%, 3.01%, 2.91% and 3.32%, respectively. Absent reimbursements or waivers, the 30-Day SEC Yield for Class A shares, Class B shares, Class C shares and Class O shares would have been 3.46%, 2.97%, 2.87% and 3.28%, respectively. The 30-day SEC Yield is the average annualized net investment income per share for the 30 days ended May 31, 2006 and is subject to change.
[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended May 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Intermediate Maturity New York Municipals Fund

Special Shareholder Notices

Effective March 30, 2006, the Fund’s performance benchmark changed from the Lehman Brothers Municipal Bond Index to the Lehman Brothers 5-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index. The Manager believes these benchmarks more accurately reflect the Fund’s investment strategy.

Prior to April 7, 2006, the Fund operated under the name Smith Barney Intermediate Maturity New York Municipals Fund. The Fund’s investment strategy and objective have not changed.

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various

Legg Mason Partners Intermediate Maturity New York Municipals Fund         III

investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 14, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers 5-Year Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax exempt bond market, consisting of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

[v]	The Lehman Brothers 7-Year Municipal Bond Index is a market-weighted index based on municipal bonds having approximate maturity of seven years. The debt included general obligation, revenue, and pre-refunded bonds.

vi	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

IV         Legg Mason Partners Intermediate Maturity New York Municipals Fund

Fund at a Glance (unaudited)

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2005 and held for the six months ended May 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.02%	$1,000.00	$1,020.20	0.71%	$3.58

Class B	1.74	1,000.00	1,017.40	1.26	6.34

Class C	1.58	1,000.00	1,015.80	1.35	6.78

Class O	1.90	1,000.00	1,019.00	0.96	4.83

(1)	For the six months ended May 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.39	0.71%	$3.58

Class B	5.00	1,000.00	1,018.65	1.26	6.34

Class C	5.00	1,000.00	1,018.20	1.35	6.79

Class O	5.00	1,000.00	1,020.14	0.96	4.84

(1)	For the six months ended May 31, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         3

Schedule of Investments (May 31, 2006) (unaudited)

LEGG MASON PARTNERS INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.6%
Education — 31.5%
$1,000,000	AA-	City University of New York COP, John Jay College, 6.000% due 8/15/06	$1,004,680
710,000	A-	Hempstead Town, NY, IDA Civic Facility Revenue, Adelphi University, 5.250% due 2/1/14	741,773
860,000	Aaa(a)	Huntington Union Free School District, GO, FGIC-Insured, 5.500% due 7/15/11	933,117
		Nassau County, NY, IDA Civic Facility Revenue, Hofstra University Project, MBIA-Insured:
1,250,000	AAA	5.250% due 7/1/13	1,353,387
2,000,000	AAA	5.250% due 7/1/14	2,173,840
		New York State Dormitory Authority Revenue:
2,400,000	AAA	City University Refunding, Series C, AMBAC/TCRS-Insured, 5.750% due 7/1/12	2,554,752
2,000,000	AAA	City University Systems, 2nd Generation, Series A, FGIC-Insured, 5.000% due 7/1/16	2,085,560
3,000,000	AAA	New York University, Series A, AMBAC-Insured, 5.500% due 7/1/11 (b)	3,247,560
1,370,000	AAA	NYSARC Inc., Series A, FSA-Insured, 5.000% due 7/1/12	1,440,911
3,500,000	AA-	Series B, 5.250% due 11/15/23 (b)(c)	3,719,835
500,000	AAA	Siena College, MBIA-Insured, 5.000% due 7/1/10	524,540
1,100,000	AA	St. Thomas Aquinas, Radian-Insured, 5.000% due 7/1/14	1,132,428
4,230,000	AA-	State University Dormitory Facilities, 5.250% due 7/1/13 (b)	4,514,764
4,950,000	AAA	Third General Resolution, Series A, MBIA/IBC-Insured, 5.250% due 11/15/12 (b)	5,345,010
725,000	AAA	Yeshiva University, AMBAC-Insured, 5.375% due 7/1/15	772,045
		Pulaski, Central School District, NY, GO, FGIC-Insured:
445,000	Aaa(a)	5.000% due 6/15/11	472,154
780,000	Aaa(a)	5.000% due 6/15/12	831,722
		Troy, NY, IDA Civic Facility Revenue, Rensselaer Polytechnic Institute, Series A:
1,150,000	A	5.500% due 9/1/11	1,232,972
1,100,000	A	5.500% due 9/1/12	1,186,460
1,000,000	A	5.500% due 9/1/13	1,079,170

		Total Education	36,346,680

Escrowed to Maturity (d) — 3.0%
1,540,000	AAA	Buffalo, NY, GO, School, Series B, FSA-Insured, 4.750% due 2/1/16	1,592,853
295,000	A+	New York City, NY, GO, Series J, 5.000% due 6/1/09	305,841
640,000	Aaa(a)	New York State Dormitory Authority Revenue, New York Law School, AMBAC-Insured, 5.200% due 7/1/08	660,384
605,000	AAA	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revenue, Series F, 5.250% due 6/15/14	626,362
240,000	AAA	Suffolk County, NY, Water Authority, Waterworks Revenue, Senior Lien, MBIA-Insured, 5.100% due 6/1/09	249,838

		Total Escrowed to Maturity	3,435,278

See Notes to Financial Statements.

4         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Schedule of Investments (May 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Finance — 5.6%
		Municipal Assistance Corp. for the City of Troy, NY:
$1,990,000	AAA	Capital Appreciation, Series B, MBIA-Insured, zero coupon to yield 5.690% due 1/15/19	$1,132,529
1,080,000	AAA	Series A, MBIA-Insured, 5.000% due 1/15/08	1,103,587
		New York City, NY, TFA Revenue, Future Tax Secured:
1,450,000	AAA	Series A, 4.750% due 11/15/16	1,492,790
1,600,000	AAA	Series B, MBIA-Insured, 5.250% due 5/1/12	1,724,272
1,000,000	AAA	Series C, 5.375% due 2/1/15	1,070,980

		Total Finance	6,524,158

General Obligation — 6.6%
575,000	AAA	Buffalo, NY, GO, General Improvements, Series A, FSA-Insured, 4.500% due 11/15/14	588,881
1,000,000	AAA	Erie County, NY, GO, Public Improvement, Series A, FGIC-Insured, 5.750% due 10/1/11	1,072,000
1,000,000	BBB+	Monroe County, NY, GO, Public Improvement, 6.000% due 3/1/18	1,140,460
1,340,000	AA-	New York State Thruway Authority, General Revenue, Series E, Unrefunded Balance, 5.000% due 1/1/16	1,375,872
435,000	AAA	Niagara County, NY, GO, Environmental Infrastructure, Series A, MBIA-Insured, 5.250% due 8/15/13	470,087
275,000	Aaa(a)	North Hempstead, NY, GO, 5.000% due 5/15/12	292,256
630,000	Aaa(a)	Nyack, NY, GO, Union Free School District, FGIC-Insured, 5.250% due 12/15/15	692,395
1,880,000	AAA	Suffolk County, NY, GO, Public Improvement, Series A, MBIA-Insured, 5.250% due 4/1/13	2,010,942

		Total General Obligation	7,642,893

Government Facilities — 6.4%
		New York State Urban Development Corp. Revenue:
5,000,000	AA-	Correctional & Youth Facilities, Series A, 5.500% due 1/1/17 (b)	5,331,900
1,900,000	AA-	Correctional Facilities, Series A, 6.500% due 1/1/09	2,022,588

		Total Government Facilities	7,354,488

Health Care — 1.4%
1,500,000	AAA	New York State Dormitory Authority Lease Revenue, Municipal Health Facilities Improvement Program, Series 1, FSA-Insured, 5.500% due 1/15/14	1,610,175

Hospitals — 1.8%
		New York State Dormitory Authority Revenue:
1,000,000	AAA	Hospital Insured Mortgage, Series A, AMBAC/FHA-Insured, 5.500% due 2/15/07	1,012,510
1,000,000	AA-	Mental Health Services Facilities Improvement, Series B, 6.000% due 2/15/12	1,092,900

		Total Hospitals	2,105,410

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         5

Schedule of Investments (May 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Industrial Development — 1.9%
$500,000	Baa1(a)	New York City, NY, IDA Civic Facilities Revenue, YMCA Greater New York Project, 6.000% due 8/1/07	$507,305
605,000	AA-	Onondaga County, NY, IDA, Syracuse Home Association Project, LOC-HSBC Bank (USA) Inc., 5.000% due 12/1/13	628,371
1,000,000	NR	Port Authority of New York & New Jersey Special Obligation Revenue, Fourth Installment, Special Project, KIAC-4, 6.750% due 10/1/11 (e)	1,019,150

		Total Industrial Development	2,154,826

Life Care Systems — 0.9%
1,000,000	AA	Syracuse, NY, IDA Civic Facility Revenue, Crouse Health Inc., Project, LOC-Bank of America, 5.000% due 1/1/10	1,010,380

Miscellaneous — 6.1%
1,220,000	BBB+	Albany, NY, Parking Authority Revenue, Series B, 5.250% due 10/15/12	1,249,048
500,000	A	Capital District Youth Center, Lease Revenue, LOC-KeyBank NA, 6.000% due 2/1/17	516,415
1,100,000	AAA	Municipal Assistance Corp. for the City of Troy, NY, Series A, MBIA-Insured, 5.000% due 1/15/16	1,125,333
1,395,000	AAA	Suffolk County, NY, Judicial Facilities Agency, Service Agreement Revenue, John P. Cohalan Complex, AMBAC-Insured, 5.750% due 10/15/11	1,499,611
		Virgin Islands Public Finance Authority Revenue, Senior Lien, Series A:
1,580,000	BBB	5.300% due 10/1/11	1,631,619
1,000,000	BBB	5.500% due 10/1/13	1,038,170

		Total Miscellaneous	7,060,196

Pollution Control — 0.7%
750,000	BBB	Essex County, NY, IDA PCR, International Paper Co. Project, Series C, 5.700% due 7/1/16 (e)	787,485

Pre-Refunded (f) — 4.0%
		New York State Thruway Authority:
205,000	AA-	General Revenue, Series E, Call 1/1/08 @101, 5.000% due 1/1/16	211,314
1,000,000	AAA	Highway & Bridge Transportation Fund, Series A, Call 4/1/11 @101, FGIC-Insured, 5.500% due 4/1/16	1,088,540
		Yonkers, NY, GO, FGIC-Insured:
1,125,000	AAA	Series A, Call 9/1/07 @101.50, 5.000% due 9/1/14	1,160,415
2,050,000	AAA	Series C, Call 6/1/09 @101, 5.000% due 6/1/15	2,146,678

		Total Pre-Refunded	4,606,947

Transportation — 15.8%
		Metropolitan Transportation Authority of New York:
1,500,000	AA-	Series A, 5.500% due 1/1/15	1,647,045
		Service Contract, Series A:
		FGIC-Insured:
3,000,000	AAA	5.250% due 11/15/11	3,219,690
1,000,000	AAA	5.000% due 7/1/12	1,064,500

See Notes to Financial Statements.

6         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Schedule of Investments (May 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Transportation — 15.8% (continued)
$2,000,000	AAA	FSA-Insured, 5.500% due 11/15/13	$2,183,140
1,500,000	AAA	New York State Thruway Authority, Highway & Bridge Transportation Fund, Series B, MBIA-Insured, 5.250% due 4/1/11	1,600,380
1,600,000	AAA	Niagara Falls, Bridge Commission Toll Revenue, Series B, FGIC-Insured, 5.250% due 10/1/15	1,724,992
		Port Authority of New York & New Jersey Special Obligation Revenue:
3,000,000	AAA	Consolidated, 126th Series, FGIC-Insured, 5.500% due 11/15/11(e)	3,210,570
		Special Project, JFK International Airport Terminal 6, MBIA-Insured:
1,000,000	AAA	6.000% due 12/1/07(e)	1,028,040
415,000	AAA	6.250% due 12/1/10(e)	452,130
2,000,000	AA-	Triborough Bridge & Tunnel Authority New York Revenue, General Purpose, Series A, 5.250% due 1/1/14	2,126,780

		Total Transportation	18,257,267

Utilities — 5.0%
		Long Island Power Authority, Electric System Revenue:
2,000,000	AAA	MBIA-Insured, 5.250% due 4/1/10	2,074,900
1,000,000	AAA	Series A, FSA-Insured, 5.000% due 12/1/15	1,033,610
2,500,000	A-	Series B, 5.250% due 6/1/13	2,673,175

		Total Utilities	5,781,685

Water & Sewer — 7.9%
1,000,000	AAA	Nassau County, NY, GO, Combined Sewer Districts, Series E, MBIA-Insured, 5.400% due 5/1/10	1,060,510
3,250,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D, MBIA-Insured, 5.000% due 6/15/15 (b)	3,360,662
		New York State Environmental Facilities Corp., State Clean Water & Drinking:
1,900,000	AAA	Revolving Funds, Series C, 5.250% due 6/15/14	2,028,573
395,000	AAA	Second Resources, Series F, Unrefunded Balance, 5.250% due 6/15/14	410,441
		Suffolk County, NY:
1,390,000	AAA	GO, Southwest Sewer District, MBIA-Insured, 6.000% due 2/1/07 (g)	1,411,434

760,000	AAA	Water Authority, Waterworks Revenue, Unrefunded Balance, Senior Lien, MBIA-Insured, 5.100% due 6/1/09	790,499

		Total Water & Sewer	9,062,119

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $110,470,046)	113,739,987

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         7

Schedule of Investments (May 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENT — 0.3%
Water & Sewer — 0.3%
$300,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2003, Subordinated Series C-1, SPA-Depfa Bank PLC, 3.580%, 6/1/06 (h) (Cost — $300,000)	$300,000

		TOTAL INVESTMENTS — 98.9% (Cost — $110,770,046#)	114,039,987
		Other Assets in Excess of Liabilities — 1.1%	1,281,569

		TOTAL NET ASSETS — 100.0%	$115,321,556

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Rating by Moody’s Investors Service.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2006.
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 9 and 10 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GO	— General Obligation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
PCR	— Pollution Control Revenue
Radian	— Radian Assets Assurance
SPA	— Standby Bond Purchase Agreement
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

8         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         9

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIGI	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

10         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (May 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $110,770,046)	$114,039,987
Interest receivable	1,696,248
Receivable from broker — variation margin on open futures contracts	68,750
Receivable for Fund shares sold	871
Prepaid expenses	11,721

Total Assets	115,817,577

LIABILITIES:
Payable for Fund shares repurchased	177,827
Distributions payable	131,421
Due to custodian	93,303
Investment management fee payable	45,321
Distribution fees payable	10,027
Deferred compensation payable	6,132
Trustees’ fees payable	3,564
Accrued expenses	28,426

Total Liabilities	496,021

Total Net Assets	$115,321,556

NET ASSETS:
Par value (Note 6)	$13,185
Paid-in capital in excess of par value	115,176,729
Undistributed net investment income	25,572
Accumulated net realized loss on investments and futures contracts	(3,609,027)
Net unrealized appreciation on investments and futures contracts	3,715,097

Total Net Assets	$115,321,556

Shares Outstanding:
Class A	10,648,197

Class B	116,033

Class C	1,732,122

Class O	688,202

Net Asset Value:
Class A (and redemption price)	$8.75

Class B *	$8.75

Class C (and redemption price)	$8.75

Class O *	$8.75

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$8.93

*	Redemption price is NAV of Class B and O shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         11

Statement of Operations (For the six months ended May 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$2,770,957

EXPENSES:
Investment management fee (Note 2)	306,090
Distribution fees (Notes 2 and 4)	149,835
Shareholder reports (Note 4)	17,452
Registration fees	16,771
Legal fees	9,942
Audit and tax	8,717
Transfer agent fees (Notes 2 and 4)	8,525
Custody fees	5,005
Trustees’ fees (Note 2)	2,624
Insurance	2,040
Miscellaneous expenses	2,030

Total Expenses	529,031
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(32,665)

Net Expenses	496,366

Net Investment Income	2,274,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	81,015
Futures contracts	859,620

Net Realized Gain	940,635

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,247,616)
Futures contracts	321,953

Change in Net Unrealized Appreciation/Depreciation	(925,663)

Net Gain on Investments and Futures Contracts	14,972

Increase in Net Assets From Operations	$2,289,563

See Notes to Financial Statements.

12         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended May 31, 2006 (unaudited) and the year ended November 30, 2005

	2006	2005
OPERATIONS:
Net investment income	$2,274,591	$5,110,211
Net realized gain	940,635	494,296
Change in net unrealized appreciation/depreciation	(925,663)	(3,076,778)

Increase in Net Assets From Operations	2,289,563	2,527,729

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,249,565)	(5,062,778)

Decrease in Net Assets From Distributions to Shareholders	(2,249,565)	(5,062,778)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	4,806,700	29,545,932
Reinvestment of distributions	1,426,432	3,183,113
Cost of shares repurchased	(27,466,021)	(51,221,826)

Decrease in Net Assets From Fund Share Transactions	(21,232,889)	(18,492,781)

Decrease in Net Assets	(21,192,891)	(21,027,830)
NET ASSETS:
Beginning of period	136,514,447	157,542,277

End of period*	$115,321,556	$136,514,447

* Includes undistributed net investment income of:	$25,572	$546

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         13

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.74		$8.90	$9.09	$8.92	$8.70	$8.46

Income (Loss) From Operations:
Net investment income	0.17		0.31	0.32	0.31	0.33 (3)	0.37
Net realized and unrealized gain (loss)	0.01		(0.16)	(0.19)	0.17	0.22 (3)	0.24

Total Income From Operations	0.18		0.15	0.13	0.48	0.55	0.61

Less Distributions From:
Net investment income	(0.17)		(0.31)	(0.32)	(0.31)	(0.33)	(0.37)

Total Distributions	(0.17)		(0.31)	(0.32)	(0.31)	(0.33)	(0.37)

Net Asset Value, End of Period	$8.75		$8.74	$8.90	$9.09	$8.92	$8.70

Total Return(4)	2.02%		1.73%	1.40%	5.44%	6.45%	7.24%

Net Assets, End of Period (000s)	$93,131		$111,073	$125,999	$128,228	$104,823	$78,293

Ratios to Average Net Assets:
Gross expenses	0.76	%(5)	0.76%	0.76%	0.76%	0.79%	0.79%
Net expenses(6)	0.71	(5)	0.72	0.72	0.72	0.69	0.65
Net investment income	3.82	(5)	3.55	3.51	3.48	3.76 (3)	4.20

Portfolio Turnover Rate	1%		6%	0%	7%	8%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2006 (unaudited).
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

14         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003(3)
Net Asset Value, Beginning of Period	$8.74		$8.89	$9.09	$8.97

Income (Loss) From Operations:
Net investment income	0.14		0.26	0.27	0.17
Net realized and unrealized gain (loss)	0.01		(0.15)	(0.20)	0.12

Total Income From Operations	0.15		0.11	0.07	0.29

Less Distributions From:
Net investment income	(0.14)		(0.26)	(0.27)	(0.17)

Total Distributions	(0.14)		(0.26)	(0.27)	(0.17)

Net Asset Value, End of Period	$8.75		$8.74	$8.89	$9.09

Total Return(4)	1.74%		1.24%	0.74%	3.25%

Net Assets, End of Period (000s)	$1,015		$1,068	$1,194	$860

Ratios to Average Net Assets:
Gross expenses	1.32	%(5)	1.37%	1.29%	1.29	%(5)
Net expenses(6)	1.26	(5)	1.33	1.24	1.25	(5)
Net investment income	3.27	(5)	2.94	3.00	3.02	(5)

Portfolio Turnover Rate	1%		6%	0%	7%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2006 (unaudited).
(3)	For the period April 4, 2003 (inception date) to November 30, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002(3)
Net Asset Value, Beginning of Period	$8.75		$8.90	$9.09	$8.93	$8.95

Income (Loss) From Operations:
Net investment income	0.14		0.26	0.26	0.25	0.09
Net realized and unrealized gain (loss)	0.00	(4)	(0.16)	(0.19)	0.16	0.00	(4)

Total Income From Operations	0.14		0.10	0.07	0.41	0.09

Less Distributions From:
Net investment income	(0.14)		(0.25)	(0.26)	(0.25)	(0.11)

Total Distributions	(0.14)		(0.25)	(0.26)	(0.25)	(0.11)

Net Asset Value, End of Period	$8.75		$8.75	$8.90	$9.09	$8.93

Total Return(5)	1.58%		1.18%	0.72%	4.70%	1.00%

Net Assets, End of Period (000s)	$15,156		$17,642	$22,238	$23,911	$15,649

Ratios to Average Net Assets:
Gross expenses	1.41	%(6)	1.42%	1.40%	1.40%	1.41	%(6)
Net expenses(7)	1.35	(6)	1.38	1.35	1.36	1.37	(6)
Net investment income	3.18	(6)	2.89	2.88	2.84	2.90	(6)

Portfolio Turnover Rate	1%		6%	0%	7%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2006 (unaudited).
(3)	For the period July 22, 2002 (inception date) to November 30, 2002.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

16         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class O Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.74		$8.89	$9.09	$8.92	$8.69	$8.46

Income (Loss) From Operations:
Net investment income	0.16		0.29	0.29	0.28	0.31 (3)	0.35
Net realized and unrealized gain (loss)	0.00	(4)	(0.15)	(0.20)	0.17	0.23 (3)	0.23

Total Income From Operations	0.16		0.14	0.09	0.45	0.54	0.58

Less Distributions From:
Net investment income	(0.15)		(0.29)	(0.29)	(0.28)	(0.31)	(0.35)

Total Distributions	(0.15)		(0.29)	(0.29)	(0.28)	(0.31)	(0.35)

Net Asset Value, End of Period	$8.75		$8.74	$8.89	$9.09	$8.92	$8.69

Total Return(5)	1.90%		1.55%	1.04%	5.10%	6.30%	6.87%

Net Assets, End of Period (000s)	$6,020		$6,731	$8,111	$9,639	$11,132	$9,526

Ratios to Average Net Assets:
Gross expenses	1.02	%(6)	1.03%	1.01%	1.06%	1.05%	1.06%
Net expenses(7)	0.96	(6)	0.99	0.97	1.02	0.95	0.92
Net investment income	3.58	(6)	3.27	3.26	3.17	3.52 (3)	3.93

Portfolio Turnover Rate	1%		6%	0%	7%	8%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2006 (unaudited).
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Intermediate Maturity New York Municipals Fund (formerly known as Smith Barney Intermediate Maturity New York Municipals Fund) (the “Fund”) is a separate non-diversified investment fund of Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the

18         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administration contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the Legg Mason transaction, the Fund paid the Manager an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. These fees were calculated daily and paid monthly.

Effective December 1, 2005, as a result of the termination of the administration contract, this administration fee is no longer applicable.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

Under the new investment management agreement, the Fund pays the Manager an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended May 31, 2006, the Manager voluntarily waived a portion of its investment management fee and/or reimbursed expenses amounting to $32,665. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended May 31, 2006, the Fund paid transfer agent fees of $6,195 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Class A, B, C and O shares that are exchanged and are not already subject to a deferred sales charge may be subject to a 1.00% CDSC if redemption occurs within one year of the date of the exchange.

For the period ended May 31, 2006, LMIS, and CGM and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the period ended May 31, 2006, there were no CDSCs paid to LMIS, and CGM and its affiliates.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of

20         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Trustees voted to discontinue offering the Plan to its members, effective January 1, 2007. This change will have no effect on fees previously deferred. As of May 31, 2006, the Fund had accrued $6,132 as deferred compensation under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended May 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$992,188

Sales	19,308,818

At May 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,680,785
Gross unrealized depreciation	(410,844)

Net unrealized appreciation	$3,269,941

At May 31, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury, 10-Year Notes	220	6/06	$23,562,343	$23,117,187	$445,156

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.60% and 0.20% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

For the six months ended May 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$74,076	$5,485	$10,640
Class B	3,171	110	351
Class C	61,643	2,069	4,410
Class O	10,945	861	2,051

Total	$149,835	$8,525	$17,452

5.	Distributions to Shareholders by Class

	Six Months Ended May 31, 2006	Year Ended November 30, 2005
Net Investment Income:
Class A	$1,864,976	$4,209,771
Class B	15,749	32,672
Class C	258,166	577,819
Class O	110,674	242,516

Total	$2,249,565	$5,062,778

6.	Shares of Beneficial Interest

At May 31, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	469,166	$4,100,069	2,968,870	$26,314,859
Shares issued on reinvestment	132,802	1,161,298	293,169	2,589,670
Shares repurchased	(2,657,581)	(23,238,526)	(4,722,103)	(41,769,962)

Net Decrease	(2,055,613)	$(17,977,159)	(1,460,064)	$(12,865,433)

Class B
Shares sold	28,528	$249,816	58,150	$515,510
Shares issued on reinvestment	1,185	10,368	2,551	22,542
Shares repurchased	(35,883)	(313,720)	(72,772)	(646,253)

Net Decrease	(6,170)	$(53,536)	(12,071)	$(108,201)

Class C
Shares sold	51,094	$446,815	304,795	$2,703,197
Shares issued on reinvestment	19,923	174,288	44,737	395,515
Shares repurchased	(355,690)	(3,110,178)	(831,599)	(7,359,760)

Net Decrease	(284,673)	$(2,489,075)	(482,067)	$(4,261,048)

22         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Shares	Amount	Shares	Amount
Class O
Shares sold	1,141	$10,000	1,383	$12,366
Shares issued on reinvestment	9,202	80,478	19,850	175,386
Shares repurchased	(91,905)	(803,597)	(163,632)	(1,445,851)

Net Decrease	(81,562)	$(713,119)	(142,399)	$(1,258,099)

7.	Capital Loss Carryforward

As of November 30, 2005, the Fund had, for federal income tax purposes, net capital loss carryforward of $4,491,939, of which $185,937 expires in 2007, $329,173 expires in 2008, $32,317 expires in 2009, $1,480,773 expires in 2011, and $2,463,739 expires in 2012. These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon

24         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

11.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee will remain unchanged.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

26         Legg Mason Partners Intermediate Maturity New York Municipals Fund 2006 Semi-Annual Report

Legg Mason Partners

Intermediate Maturity

New York Municipals Fund

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money

Laundering Compliance Officer

OFFICERS (continued)

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD2401 7/06	SR06-84

Legg Mason Partners Intermediate Maturity

New York Municipals Fund

The Fund is a separate investment fund of the Legg Mason Partners Investment Trust, a Massachusetts business trust.

LEGG MASON PARTNERS INTERMEDIATE MATURITY

NEW YORK MUNICIPALS FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ended June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Investment Trust — Smith Barney Intermediate Maturity New York Municipals Fund name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Trust

Date:	August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Trust

Date:	August 10, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Investment Trust

Date:	August 10, 2006